UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

Cooper Tire & Rubber Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-04329 (Commission File Number)	34-4297750 (IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio (Address of principal executive offices)	45840 (Zip Code)

Registrant's telephone number, including area code: (419) 423-1321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Today, May 15, 2014, Cooper Tire & Rubber Company (the “Company”) will make a presentation at its Investor Day, which is scheduled to begin at 8:30 a.m. EDT. The slides used in the presentation by the Company are filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

99.1	Investor Day Slide Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ Jack Jay McCracken
Name: Jack Jay McCracken
Title: Assistant Secretary

Dated:  May 15, 2014

EXHIBIT INDEX

99.1	Investor Day Slide Presentation.